SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                              ______________________


                                    FORM 8-K/A

                                 (Amendment No. 1)


                                  CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): June 20, 2002



                                BF ENTERPRISES, INC.
                                --------------------
               (Exact name of registrant as specified in its charter)

   Delaware                      0-15932                         94-3038456
   --------                      -------                         ----------
(State of Incorporation)  (Commission File Number) (IRS Employer Identification
                    No.)                                                    No.)


100 Bush Street, Suite 1250, San Francisco, California               94104
------------------------------------------------------               -----
         (Address of principal executive office)                   (Zip Code)


          Registrant's telephone number, including area code: (415) 989-6580

                               BF ENTERPRISES, INC.

                                   FORM 8-K/A
                                 CURRENT REPORT


The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 19, 2002, is hereby amended and restated to read in its entirety as follows:

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

On June 19, 2002, the Audit  Committee of the Board of Directors of
BF Enterprises, Inc. (the "Company"), decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants.

For each of the Company's last two fiscal years (ended December 31, 2001 and 2000), Arthur Andersen's reports on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's last two fiscal years (ended December 31, 2001 and 2000) and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 19, 2002, stating its agreement with such statements.

The Company has engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002, beginning with a review of the Company's Form 10-QSB for the period ending June 30, 2002.
During the Company's last two fiscal years (ended December 31, 2001 and 2000) and through the date hereof, the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits.

         Exhibit 16    Letter from Arthur Andersen LLP to the      Filed with
                       Securities and Exchange Commission,         this document
                       dated June 19, 2002.







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

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BF ENTERPRISES, INC.


Date:    June 20, 2002                        By: /s/ S. Douglas Post
                                                  --------------------------
                                                  S. Douglas Post
                                                  Vice President and Treasurer




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


                             BF ENTERPRISES, INC.

                         Current Report on Form 8-K/A

                                Exhibit Index

Exhibit No.       Description
-----------       -----------


    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 19, 2002